

EXACTUS

FROM THE SEED TO FINAL PRODUCT

WE ARE ALWAYS IN CONTROL

OTCQB: EXDI
January, 2019

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This presentation includes forward-looking statements. Such forward-looking statements include those that express plans, anticipation, intent, contingency, goals, targets for future development and/or otherwise are not statements of historical fact. These forward-looking statements are based on our current expectations and projections about future events and they are subject to risks and uncertainties known and unknown that could cause actual results and developments to differ materially from those expressed or implied in such statements. Such risks and uncertainties include, but are not limited to, the impact of competitive products, the ability to meet customer demand, the ability to manage growth, acquisitions of technology, equipment, or human resources, the ability to access new capital, the effect of economic business conditions, and the ability to attract and retain skilled personnel. We are not obligated to revise or update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this presentation.

This presentation is for informational purposes and nothing contained herein is an offer to sell or a solicitation of an offer to buy any securities, and may not be relied upon in connection with the purchase or sale of any security. Any offering or solicitation will be made only to qualified prospective investors pursuant to an offering memorandum and subscription documents, all of which should be read in their entirety.

EXACTUS

CORPORATE OVERVIEW

Operating Focus

- Hemp-Based CBD Consumer Products
- Agriculture Sciences
- Medical Devices

OTC-QB: EXDI

- Current with all filings
- 700m shares authorized
- Fully diluted shares outstanding: 18,463,915 (post split)
  - Date of 1:8 reverse split : Effective 20 days following our mailing of an Information Statement on Form 14C to our shareholders, as required by the Securities Exchange Act of 1934, as amended (the "1934 Act").



USA HEMP/CBD MARKET OPPORTUNITY

$367M

2017 – Sales of $367M and expected to be >$500M in 2018*

2018 – Hemp derived CBD outpacing cannabis derived CBD

The US market for Hemp represents a massive opportunity to early movers and innovators

The Brightfield Group estimates the total CBD market will be at ~$22B in 2022

- Growth in specialty retailers will double in the same time frame to 28%
- Practitioner distribution will grow 4x and account for 20% of all sales

~60%

Most common product use is liquid, tincture ~60% in 2018

EXACTUS

THE EXACTUS ADVANTAGE



Agricultural technology focused
- Vertically integrated through commercialization to consumer product



Focus on developing and selling Hemp derived products
- Full spectrum whole plant extract used in all our products
- Increasing revenue opportunity with expanding product line
- Successful team with established relationships


Ceed2med

Master Development and Supply Agreement
- Partnered with Ceed2Med, our Largest Shareholder, for dedicated supply of biomass, genetics, isolate/distillate for branded and white label products.

PRODUCT LINE



Industrial hemp derived phyto-cannabinoid rich products

Full spectrum whole plant extract (entourage effect from full spectrum cannabidiol oil + pure 99% crystalline cannabidiol)

THC-FREE

- Tinctures
- Edibles
- Capsules
- Topical solutions
- Animal health
- Vape cartridges

EXCLUSIVE MANUFACTURING AND DEVELOPMENT PARTNERSHIP

Multi year Master Supply and Development Agreement

Premier pricing with most favored nations provisions

Attractive credit terms

Seed genetics, farming, processing, manufacturing, testing and distribution expertise

All Stages of Production to the highest cGMP, food grade standards

- Ability to tack and trace every unit back to the farm via integrated QR scan
- Seed to sale chain of custody
- Product liability insurance

Superior biomass for production of isolate/distillate in dedicated facilities

- Significant capacity to easily commit to initial contract for 2500 kilos in year 1 and more

Owned and leased domestic and international farming

- Over 20,000 kg of active cannabinoids produced in 2018

EXACTUS

SEED TO SALE TRACKING



Certified Genetics
Cultivation
Harvest
GMP Extraction
Manufacturing
Test and Analysis
Transportation
Compliance
Retailer
Patient

EXACTUS

INVESTMENT HIGHLIGHTS

Leading the development of and exceeding current industry standards

Master Product Development and Supply Agreement provides existing relationships with distributors for multiple opportunities to rapidly increase revenue

Exclusive supply contract, 2,500 kg guaranteed annually

Highest quality products on the market

- Patented formulation technology

Currently >60 SKU's available to meet growing consumer demand

- High concentration for increased potency

Healthcare and professional focused, "high-end" sales strategy

- Premium pricing and margins

Grade A Hemp Oil is derived by using Whole Hemp plant extract by cryogenic Extraction then dissolved in MCT oil

- All products contain <0.3%THC and are 100% non-psychoactive
- All products compliant with section 7606 of the 2014 US Farm Bill

EXACTUS

MANAGEMENT AND ADVISORS



PHILIP J YOUNG
CHAIRMAN AND CEO

- 20+ years Executive Management, CEO of public Biotech/Pharma Companies
- Built Commercial teams and managed product launches of >$300M
- Exits created Value of >$900MM
- $200M+ in Capital Raises



EMILIANO ALOI
SENIOR ADVISOR

- Co-founder of Ceed2Med, LLC
- Vice President, Strategic Development and Director, Strategic Development, GenCanna Global
- Agro-industrial Supply and Market Development Professional
  - Co-sponsored research programs for Stevia and Aloe Vera in 2012
  - Co-developed Algae biomass project for Loma Negra in 2011
- Dedicated to creating supply solutions and promoting product and market development of industrial hemp products and derivatives, from genetics to finished product



KELLEY A WENDT CPA CFO

- 20+ years Public Accounting
- 4 listed companies
- Former Auditor with McGladrey & Pullen



TIMOTHY J RYAN DIRECTOR AND VP OF CORPORATE COMMUNICATION AND STRATEGY

- Founder, Managing Director, The Shoreham Group, SVP The Trout Group
- SVP Lehman Brothers, Principal Hambrecht & Quist
- Lead Director Merrill Industries Chairman of the Board Stryka Botanics

EXACTUS

2019 MILESTONES

Q1, 2019
Ceed2Med asset purchase agreement

Q1, 2019
Product development and sales channel expansion

Q2, 2019
Complete the build out of the commercial team

Q2, 2019
Initiate FDA path for GRAS labeling

Q3, 2019
Upon eligibility seek NASDAQ uplisting

Q4, 2019
Complete FDA regulatory readiness review

SUMMARY



- OTCQB listed, NASDAQ uplisting planned
- >60 SKU's currently available
- Immediate revenue potential
- Executed Master Product Development and Supply Agreement
- Full control over all aspects of the product lifecycle
  - Seed to final product tracking and accountability
  - Highest standards throughout the product lifecycle
- Industry leading compliance QA and QC
- Successful management team with excellent track record

EXACTUS

From The Seed To The Final Product
Only The Highest Standards
Leading The Way
Raising The Bar

For further information contact:

PHILIP YOUNG, CEO
Email pyoung@exactusinc.com

TIM RYAN, EVP
Email tryan@exactusinc.com
Phone 646.342.6199

